SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 16, 2021

Skye Life Ventures Ltd.

(Exact name of registrant as specified in charter)

British Columbia, Canada	000-55906	82-4383947
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

1419 Beach Ave., Vancouver B.C. V6G-1Y3

(Address of principal executive offices and zip code)

604-616-3331

(Registrant’s telephone number including area code)

5490 Notre Dame Est, Montreal, Quebec, Canada H1N 2C4

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

Item 3.02 Unregistered Sales of Equity Securities.

On April 16, 2021, the Issuer’s subsidiary, Emerald Plants Health Source (“EPHS”), issued 4,300,000 common shares to eight arm’s length consultants at a deemed price of CAN $0.005 per share in an exchange of debt for shares, pursuant to the exemption from registration provided by Regulation S, Rule 903.

Following this share issuance, EPHS is no longer a subsidiary of the Issuer. The Issuer will now focus on the business of its wholly-owned subsidiary, SuperDate Networks Inc., and will also explore potential new business opportunities in the fields of technology, cannabis, pharmaceutical & clean energy.

Forward-Looking Statements

This Current Report may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning the Issuer’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities and the effects of regulation, including whether this transaction will generate returns for stockholders. These forward-looking statements are based on the Issuer’s management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Issuer’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

Forward-looking statements included in this Current Report speak only as of the date of this Current Report. Except as required by law, the Issuer does not undertake any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this release. Additional risks and uncertainties are identified and discussed in the Issuer’s reports filed with the SEC and available at the SEC’s website at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 16, 2021	SKYE Life Ventures Ltd.

	By:	/s/ Stevan Perry
	Name:	Stevan Perry
	Title:	President